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                                                                     EXHIBIT 4.3


                             A DELAWARE CORPORATION





CERT. NO.                                                         NO. OF SHARES

                              TRAVELOCITY.COM INC.

                 Class B Common Stock, Par Value $.001 Per Share






                             NAME OF SHAREHOLDER

                             NUMBER OF SHARES

                              CLASS B COMMON STOCK








---------------------------------          -------------------------------------
   TERRELL B. JONES, PRESIDENT         ANDREW  B. STEINBERG, CORPORATE SECRETARY

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                                    THE SECURITIES REPRESENTED BY THIS
                                    CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                                    THE SECURITIES ACT OF 1933, AS AMENDED, OR
                                    APPLICABLE STATE SECURITIES LAWS, AND
                                    ACCORDINGLY NEITHER THE SECURITIES NOR ANY
                                    INTEREST THEREIN MAY BE SOLD, TRANSFERRED,
                                    PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO
      TRAVELOCITY.COM INC           REGISTERED OR AN EXEMPTION FROM REGISTRATION
                                    IS AVAILABLE.


                                    THE CORPORATION IS AUTHORIZED TO ISSUE MORE
                                    THAN ONE CLASS OF STOCK OR MORE THAN ONE
                                    SERIES OF ANY CLASS OF STOCK. THE
                                    CORPORATION WILL FURNISH WITHOUT CHARGE TO
                                    EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY
                                    OF THE FULL TEXT OF THE PREFERENCES, VOTING
                                    POWERS, QUALIFICATIONS AND SPECIAL AND
                                    RELATIVE RIGHTS OF EACH CLASS OF STOCK (AND
                                    ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED
                                    BY THE CORPORATION AS SET FORTH IN THE
                                    CERTIFICATE OF INCORPORATION OF THE
                                    CORPORATION AND AMENDMENTS THERETO FILED
                                    WITH THE SECRETARY OF STATE OF THE STATE OF
                                    DELAWARE.


       CERTIFICATE NO.

                                    THE SECURITIES EVIDENCED BY THIS CERTIFICATE
                                    HAVE NOT BEEN REGISTERED WITH NOR APPROVED
                                    BY THE UNITED STATES SECURITIES AND EXCHANGE
                                    COMMISSION NOR BY THE SECURITIES REGULATORY
                                    AUTHORITY OF ANY STATE AND SUCH REGISTRATION
                                    IS NOT CONTEMPLATED. THE SHARES REPRESENTED
                                    BY THIS CERTIFICATE MAY NOT BE TRANSFERRED
                                    IN WHOLE OR IN PART IN THE ABSENCE OF AN
                                    EFFECTIVE REGISTRATION STATEMENT OR AN
          CLASS B                   OPINION OF COUNSEL SATISFACTORY TO THE
       COMMON STOCK                 CORPORATION THAT AN EXEMPTION FROM
                                    REGISTRATION IS AVAILABLE.


    NAME OF SHAREHOLDER